UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

Jackson Financial Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40274	98-0486152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Corporate Way, Lansing, Michigan	48951
(Address of principal executive offices)	(Zip Code)

(517) 381-5500

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Class A Common Stock, Par Value $0.01 Per Share	JXN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2022, the shareholders of Jackson Financial Inc. (the “Company”) approved amending and restating the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate”) to eliminate the authorized Class B Common Stock and to make other ministerial amendments to the Certificate. The Certificate was amended and restated as set forth in the Third Amended and Restated Certificate of Incorporation, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 9, 2022. Set forth below are the final, certified voting results for each proposal presented at the Annual Meeting, as reported by American Election Services, LLC, the Company’s independent Inspector of Election.  The number of shares issued, outstanding and eligible to vote at the meeting as of the record date of April 14, 2022, was 86,672,714.

Of the 66,576,961 shares present in person or represented by proxy at the meeting:

The Company’s shareholders elected, with the respective votes set forth opposite their names, the following persons to the Company’s Board of Directors to hold office until the 2023 annual meeting of shareholders or until their successors are duly elected and qualified:

Director Nominee	Shares Voted for Election	Shares Withheld/Against (or Abstained)
Lily Fu Claffee	57,760,088	623,225
Gregory T. Durant	58,071,626	311,687
Steven A. Kandarian	57,666,462	716,851
Derek G. Kirkland	58,151,442	231,871
Drew E. Lawton	58,102,402	280,911
Martin J. Lippert	57,756,714	626,599
Russell G. Noles	58,156,889	226,424
Laura L. Prieskorn	58,184,462	198,851
Esta E. Stecher	57,760,512	622,801

Broker Non-Vote: 8,193,648

The Company’s shareholders ratified the appointment of KPMG LLP as independent auditor of the Company for the fiscal year ending December 31, 2022. Voting results on this proposal were as follows:

For	Against	Abstain
65,504,943	708,021	363,997

The Company’s shareholders, by voting for a non-binding advisory proposal, approved an annual frequency of an advisory vote on executive compensation. Based upon the results of the shareholder vote on the frequency of an advisory vote on executive compensation, the Company has decided to include an advisory shareholder vote on executive compensation annually in its proxy statement until the next required vote on the frequency of shareholder votes on executive compensation.

Voting results on this proposal were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
57,793,886	324,029	79,335	186,063	8,193,648

The Company’s shareholders, by voting for a non-binding advisory proposal, approved the 2021 executive compensation of the Company’s named executive officers. Voting results on this proposal were as follows:

For	Against	Abstain	Broker Non-Vote
56,249,701	1,947,710	185,902	8,193,648

The proposal to amend and restate the Second Amended and Restated Certificate of Incorporation to eliminate the authorized Class B Common Stock and to make other ministerial amendments to the Certificate was approved. Voting results on this proposal were as follows:

For	Against	Abstain	Broker Non-Vote
58,189,305	16,731	177,277	8,193,648

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation of Jackson Financial Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON FINANCIAL INC.

Date: June 10, 2022	By:	/s/ Carrie L. Chelko
	Name:	Carrie L. Chelko
	Title:	Executive Vice President, General Counsel and Corporate Secretary